                                                                    EXHIBIT 10.2

                                SECOND AMENDMENT

                                       TO

                                CREDIT AGREEMENT

     THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Second Amendment") is
                                                      ----------------
dated as of December 5, 2001, and is entered into by and among GEORGIA-PACIFIC CORPORATION, a Georgia corporation (the "Company"), each of the Lenders (as
                                         -------
defined in the Credit Agreement referred to below) signatory hereto and BANK OF AMERICA, N.A., as administrative agent for itself and the Lenders (in its capacity as administrative agent, the "Agent").
                                       -----

                                    RECITALS

     A. The Company, the Lenders, Merrill Lynch Capital Corporation and Morgan Stanley Senior Funding Inc., as co-syndication agents, and the Agent are parties to a Credit Agreement (18-Month Revolving Credit Facility), dated as of November 3, 2000, as amended by the First Amendment To Credit Agreement, dated as of March 15, 2001 (the "Credit Agreement"), pursuant to which the Agent and the
                     ----------------
Lenders have extended certain credit facilities to the Company.

     B. The Company has requested that the Lenders agree to certain amendments to the Credit Agreement.

     C. The Lenders are willing to amend the Credit Agreement, subject to the terms and conditions of this Second Amendment.

     NOW, THEREFORE, in consideration of the agreements and provisions herein contained and for other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto do hereby agree as follows:

Section 1.  Definitions.  Any capitalized term used but not otherwise defined
            -----------
herein shall have the meanings ascribed to such terms in the Credit Agreement.

Section 2.  Amendments to Credit Agreement.  The Credit Agreement is hereby
            ------------------------------
amended, effective as of the date of this Second Amendment becomes effective in accordance with Section 4 hereof, as follows:

     2.01 Amendments to Section 1.01.   Section 1.01 of the Credit Agreement is
          --------------------------
hereby amended as follows:

          (a) The new defined term "Applicable Premium" set forth in Exhibit B
                                    ------------------               ---------
     attached hereto is hereby added to Section 1.01 of the Credit Agreement in alphabetical order.

          (b) The following defined terms are hereby added to Section 1.01 of the Credit Agreement in alphabetical order:

          "Asset Sales" means any sale or disposition of assets or series of
           -----------
          related sales or dispositions of assets (other than the sale of inventory in the ordinary course of business).

          "Adjusted Net Worth" means, at any date, an amount equal to the sum of
           ------------------
          (a) the Net Worth at such date plus (b) the Goodwill Amount, if any."
                                         ----

          "Covenant Effective Date" means December 6, 2001.
           -----------------------

          "Goodwill Amount" means, as of the date of determination of the Net
           ---------------
          Worth, if such Net Worth has been reduced as a result of (a) any write-offs of goodwill attributable to any assets of the Company or any of its Subsidiaries or (b) any loss incurred by the Company or any of its Subsidiaries in connection with Asset Sales by the Company or any of its Subsidiaries that is attributable to goodwill, an amount (but not to exceed $1,000,000,000 in the aggregate) equal to the sum of (without duplication) (i) the aggregate amount of such write-offs of goodwill attributable to such assets of the Company and its Subsidiaries plus (ii) the aggregate amount of that portion of the
                       ----
          loss of the value of the assets sold or disposed of in connection with such Asset Sales by the Company and its Subsidiaries that constitutes goodwill.

          "Interest Charges" means, for any period, for the Company and its
           ----------------
          Subsidiaries on a consolidated basis, the sum of (a) all interest, premium payments, fees, charges and related expenses of the Company and its Subsidiaries, determined on a consolidated basis, in connection with borrowed money (including capitalized interest) or in connection with the deferred purchase price of assets, in each case to the extent treated as interest in accordance with GAAP, and (b) the portion of rent expense of the Company and its Subsidiaries, determined on a consolidated basis, with respect to such period under capital leases that is treated as interest in accordance with GAAP.

          "Interest Coverage Ratio" means, as of any date of determination, the
           -----------------------
          ratio of (a) EBITDA for the Measurement Period ending on such date to
          (b) Interest Charges for the Measurement Period ending on such date.

          "Leverage Ratio" means, as of any date of determination, a quotient,
           --------------
          expressed as a percentage, the numerator of which shall be the aggregate amount of all Total Debt of the Company and its Subsidiaries on a consolidated basis as of such date and the denominator of which shall be the sum of (a) Adjusted Net Worth of the Company and its Subsidiaries on a consolidated basis as of such date plus (b) the
                                                               ----
          aggregate amount of all Total Debt of the Company and its Subsidiaries on a consolidated basis as of such date.

          "Net Proceeds" means, in respect of any Asset Sales by the Company or
           ------------
          any of its Subsidiaries, the proceeds in cash received by the Company or any of its Subsidiaries with respect to or on account of such Asset Sales, net of: (a) the direct costs of such Asset Sales then payable by the recipient of such proceeds, (b) sales, use, income and other taxes paid or payable by such recipient as a result thereof, and (c) amounts required to be applied to repay principal, interest and prepayment premiums and penalties on Indebtedness secured by a Permitted Lien on the properties subject to such disposition.

          "PEPS Senior Deferrable Notes" means, collectively, the senior
           ----------------------------
          deferrable notes issued in connection with the Premium Equity Participating Security Units.

          "Premium Equity Participating Security Units" means the 17,250,000
           -------------------------------------------
          7.50% Premium Equity Participating Security Units (PEPS Units) issued by the Company in July 1999 for $862,500,000.

          "Required Net Worth" means, at any date, an amount equal to (a) an
           ------------------
          amount equal to the sum of (i) 80% of the Net Worth as at the Closing Date based upon the pro forma balance sheet of the Company delivered pursuant to Section 7.01(j) of the Multi-Year Revolver, plus (ii) 50%
                      ---------------                             ----
          of quarterly net income (with no deduction for net losses) for the fiscal quarter of the Company ending after the Closing Date and each fiscal quarter of the Company thereafter plus (iii) 100% of the net
                                                   ----
          proceeds to the Company of new capital stock or other equity interests issued by the Company or any Restricted Subsidiary after the Closing Date less (b) the Timber Adjustment Amount.
               ----

          "Timber Adjustment Amount" means $329,000,000, which represents the
           ------------------------
          amount of adjustments to the Company's Net Worth resulting from the redemption of the stock of the Company's timber company and the separation and transfer of the Company's timber business, all of which occurred in the fourth fiscal quarter of the Company in year 2001.

          "Total Debt" of any Person means, all of the following, whether or not
           ----------
          treated as indebtedness under GAAP: (a) all indebtedness payable within one year from the date of the creation thereof, (b) all indebtedness payable more than one year from the date of the creation thereof, and (c) with respect to all indebtedness payable more than one year from the date of creation thereof, the portions of such indebtedness that are currently payable. The following shall be excluded from the definition of "Total Debt": all indebtedness arising under bank overdrafts and all indebtedness or obligations of the Company under the Premium Equity Participating Security Units; provided, however, that on and after August 16, 2002, all indebtedness
          --------  -------
          of the Company arising under the PEPS Senior Deferrable Notes shall be included in the definition of Total Debt.

          (c) The definition of "Indebtedness for Borrowed Money" in Section
     1.01 of the Credit Agreement is hereby amended by deleting clause (a) in such definition in its entirety and inserting the following new clause (a) in replacement thereof:

          "(a) all indebtedness for such Person for borrowed money, excluding all indebtedness or obligations of the Company arising under the Premium Equity Participating Security Units, whether or not treated as indebtedness under GAAP;

          provided, however, that on and after August 16, 2002, all indebtedness
          --------  -------
          of the Company arising under the PEPS Senior Deferrable Notes shall be included in the definition of "Indebtedness for Borrowed Money";

     2.02 Amendment to Section 2.10. Section 2.10 of the Credit Agreement is
          -------------------------
hereby amended by deleting such Section 2.10 in its entirety and inserting the following new Section 2.10 in replacement thereof:

          "2.10  Interest.
                 --------

               (a) Each Reference Rate Loan shall bear interest on the outstanding principal amount thereof from the date when made until paid in full at the Adjusted Reference Rate plus (i) until the earlier
                                                      ----
          of the date six months after the Closing Date or the Post-Acquisition Rating Date, 0.05% plus the Applicable Premium, and (ii) thereafter,
                             ----
          the amount set forth opposite the indicated Debt Rating under the heading "Applicable Margin Reference Rate Loans" in the pricing grid set forth below plus the Applicable Premium:
                          ----

          Debt Ratings
          ------------
                                                          Applicable Margin
          Moody's                      S & P            Reference Rate Loans
          -------                      -----            ---------------------

          A3 or Higher    or            A- or Higher           0%
                          --
          Baa 1           or            BBB+                   0%
                          --
          Baa 2           or            BBB                    0%
                          --
          Baa 3           or            BBB-                   0.05%
                          --
          Ba1             or            BB+                    0.325%
                          --
          Ba2 or Lower    or            BB or Lower            0.65%
                          --

               (b) Each Offshore Rate Loan shall bear interest on the outstanding principal amount thereof from the date when made until paid in full at the applicable Offshore Rate plus (i) until the
                                                       ----
          earlier of the date six months after the Closing Date or the Post-
          Acquisition Rating Date, 1.05% plus the Applicable Premium, and (ii)
                                         ----
          thereafter, the amount set forth opposite the indicated Debt Rating under the heading "Applicable Margin Offshore Rate Loans" in the pricing grid set forth below plus the Applicable Premium:
                                       ----

          Debt Ratings
          ------------
                                                         Applicable Margin
          Moody's                       S & P           Offshore Rate Loans
          ------------                  -----           --------------------

          A3 or Higher    or            A- or Higher           0.525%
                          --
          Baa 1           or            BBB+                   0.625%
                          --

          Baa 2           or            BBB                    0.85%
                          --
          Baa 3           or            BBB-                   1.05%
                          --
          Ba1             or            BB+                    1.325%
                          --
          Ba2 or Lower    or            BB or Lower            1.65%
                          --

               (c) Any change in the applicable margin shall become effective three Business Days after notification to the Agent of a change in Debt Rating or occurrence of the Post-Acquisition Rating Date by (i) the Company pursuant to Section 7.10(c), or (ii) any Lender,
                                  ---------------
          accompanied in the case of clause (ii) by evidence satisfactory to the Agent of such event. In the event of a split rating, the higher rating will apply; if the Debt Ratings are split by more than one level, one level above the lower rating will apply. If at any time no Debt Rating is available, the applicable margin shall be 0.65% per annum for all Reference Rate Loans and 1.65% for all Offshore Rate Loans; provided, that if at any time no Debt Rating exists solely
                 --------
          because both Moody's and S&P shall cease to exist, then the applicable margin shall be the amount that corresponds to the Debt Rating that is one level lower than the Debt Rating applicable immediately prior to the date on which both Moody's and S&P shall cease to exist.

               (d) Accrued interest shall be paid on each Interest Payment Date (and, after maturity, on demand).

               (e) The Company shall pay to each Lender which has made a Bid Loan interest on the unpaid principal amount of such Bid Loan from the date when made until paid in full, on each Interest Payment Date (and, after maturity, on demand), at the rate of interest specified by such Lender in its Competitive Bid pursuant to Section 2.04(b)(ii)(B).
                                                    ----------------------

     2.03 Amendment to Section 2.11. Section 2.11 of the Credit Agreement is
          -------------------------
hereby amended by deleting such Section 2.11 in its entirety and inserting the following new Section 2.11 in replacement thereof:

               "2.11 Default Interest.  During the continuation of any Event of
                     ----------------
          Default pursuant to Section 9.01(a), the Company shall pay interest
                              ---------------
          (after as well as before judgment to the extent permitted by law) on the Effective Amount of all Obligations then due and payable (other than in respect of Bid Loans), at a rate per annum which is determined by adding 2% per annum to the applicable margin then in effect in accordance with Section 2.10 plus the Applicable Premium then in
                          ------------ ----
          effect, and, in the case of Obligations not subject to any such applicable margin (other than in respect of Bid Loans), at a rate per annum equal to the Adjusted Reference Rate plus the applicable margin for Reference Rate

          Loans then in effect in accordance with Section 2.10, plus the
                                                  ------------
          Applicable Premium then in effect plus 2%; provided, however, that, on
                                            ----     --------  -------
          and after the expiration of any Interest Period applicable to any Offshore Rate Loan outstanding on the date of occurrence of such Event of Default or acceleration, the principal amount of such Offshore Rate Loan shall, during the continuance of such Event of Default or after acceleration, bear interest at a rate per annum equal to the Adjusted Reference Rate, plus the applicable margin for Reference Rate Loans
                          ----
          then in effect in accordance with Section 2.10, plus the Applicable
                                            ------------
          Premium then in effect plus 2%."
                                 ----

     2.04 Amendment to Section 3.01. Section 3.01 of the Credit Agreement is
          -------------------------
hereby amended by adding the following new clause (e) in such Section 3.01:

               "(e) The Company agrees to pay to the Agent for the account of each Lender a fee in an amount equal to such Lender's Commitment as of January 3, 2002, multiplied by 0.20%, payable on January 4, 2002."

     2.05 Amendment to Section 3.02. Section 3.02 of the Credit Agreement is
          -------------------------
hereby amended by adding the following new clause (d) in such Section 3.02:

               "(d) If the Company shall have failed to deliver the financial reports pursuant to Section 7.09(a) and the certificate pursuant to
                              ---------------
          Section 7.09(c) on a timely basis and if, when delivered with respect
          ---------------
          to any fiscal quarter of the Company, such financial reports and certificate indicate that the Applicable Premium for any period after such failure should have been higher than the Applicable Premium assumed after such period pursuant to the definitions of such terms by virtue of such failure, and the interest or fee that would have been collected hereunder based upon the actual Applicable Premium had such failure not occurred exceeds the interest or fee actually collected hereunder, then the Company shall pay, on or before the third Business Day after the delivery of such financial reports and certificate, an amount equal to such excess."

     2.06 Amendment to Section 8.08. Section 8.08 of the Credit Agreement is
          -------------------------
hereby amended by deleting such Section 8.08 in its entirety and inserting the following new Section 8.08 in replacement thereof:

               "8.08  Leverage Ratio.  The Company will not permit the Leverage
                      --------------
          Ratio as of the end of any fiscal quarter of the Company set forth below to be greater than the percentage set forth below opposite such fiscal quarter:

               Fiscal Quarter Ending On:             Percentage
               -------------------------             ----------

               December 29, 2001                       72.50%
               March 30, 2002 and thereafter           72.50%

     2.07 Amendment to Section 8.09. Section 8.09 of the Credit Agreement is
          -------------------------
hereby amended by deleting such Section 8.09 in its entirety and inserting the following new Section 8.09 in replacement thereof:

               "8.09 Minimum Net Worth. The Company shall not permit the
                     -----------------
          Adjusted Net Worth, measured as of the end of each fiscal quarter of the Company, to be less than the Required Net Worth measured as of the end of such fiscal quarter."

     2.08 Amendment to Article 8. Article 8 of the Credit Agreement is hereby
          ----------------------
amended by adding thereto the following new Section 8.11 and Section 8.12:

               "8.11  Interest Coverage Ratio.  The Company will not permit the
                      -----------------------
          Interest Coverage Ratio as of the end of any fiscal quarter of the Company set forth below to be less than the ratio set forth opposite such fiscal quarter:

               Fiscal Quarter Ending On:             Ratio
               ------------------------              -----

               December 29, 2001                  2.25 to 1.00
               March 30, 2002 and thereafter      2.25 to 1.00

               "8.12 Indebtedness. Until the Leverage Ratio as of the last day
                     ------------
          of any fiscal quarter of the Company ending after the Covenant Effective Date for which the financial reports and the certificate have been delivered pursuant to Section 7.09(a) and Section 7.09(c),
                                          ---------------     ---------------
          respectively, falls below 65%, the Company shall not, and shall not suffer or permit any of its Subsidiaries to, create, incur, assume or suffer to exist, or otherwise become or remain directly or indirectly liable with respect to, Total Debt of the Company and its Subsidiaries on a consolidated basis the aggregate principal amount of which at any time outstanding exceeds on a consolidated basis for the Company and its Subsidiaries an amount equal to $13,065,000,000 less the aggregate
                                                              ----
          amount of all Net Proceeds received by the Company and its Subsidiaries on a consolidated basis at any time after the Covenant Effective Date from any Asset Sales by the Company or any of its Subsidiaries."

     2.09 Amendment to Exhibit 7.09(c) (Compliance Certificate). Exhibit 7.09(c)
          -----------------------------------------------------  ---------------
to the Credit Agreement is hereby amended by deleting Exhibit 7.09(c) in its
                                                      ---------------
entirety and inserting the new Exhibit 7.09(c) attached hereto as Exhibit C in
                               ---------------                    ---------
replacement thereof.

Section 3. Representations and Warranties. In order to induce the Agent and the
           ------------------------------
Lenders to enter into this Second Amendment, the Company hereby represents and warrants that:

     3.01 No Default. At and as of the date of this Second Amendment and at and
          ----------
as of the Effective Date and both prior to and after giving effect to this Second Amendment, no Default or Event of Default exists.

     3.02 Representations and Warranties True and Correct. At and as of the date
          -----------------------------------------------
of this Second Amendment and at and as of the Effective Date and both prior to and after giving effect to this Second Amendment, each of the representations and warranties contained in the Credit Agreement and the other Loan Documents is true and correct in all respects.

     3.03 Corporate Power, Etc.
          --------------------
          (a) The Company (i) has all requisite corporate power and authority to execute and deliver, and to perform its obligations under, this Second Amendment and (ii) has taken all corporate action necessary to authorize the execution and delivery by it of, and the performance by it of its obligations under, this Second Amendment.

          (b) Each of the Principal Subsidiaries party to the Consent (as such term is defined in Section 4.01) (i) has all requisite corporate power and authority to execute, deliver and perform the Consent and (ii) has taken all action, corporate or otherwise, necessary to authorize the execution, delivery and performance by such Principal Subsidiary of the Consent.

     3.04 No Conflict. The execution, delivery and performance by the Company of
          -----------
this Second Amendment (and the execution, delivery and performance by each of the Principal Subsidiaries party to the Consent of the Consent) will not, in either case, (i) conflict with or result in any breach or violation of any provision of the certificate or articles of incorporation or by-laws (or other organizational documents) of the Company or any of its Subsidiaries, (ii) result in any breach or violation of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in the creation of a Lien upon any of the properties or assets of the Company or any of its Subsidiaries under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease agreement or other instrument or obligation to which the Company or any of its Subsidiaries is a party or to which any of their respective properties or assets are subject,
(iii) require any consent, approval, authorization or permit of, or filing with or notification to, any third party or any Governmental Authority, or (iv) violate any order, writ, injunction, decree, judgment, ruling, law, statute, rule or regulation of any Governmental Authority.

     3.05 Binding Effect.
          --------------

          (a) This Second Amendment has been duly executed and delivered by the Company, and constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, relating to or affecting the enforcement of creditors' rights generally, and

     (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          (b) The Consent has been duly executed and delivered by each Principal Subsidiary party thereto, and constitutes the legal, valid and binding obligation of such Principal Subsidiary enforceable against such Principal Subsidiary in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, relating to or affecting the enforcement of creditors' rights generally, and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

Section 4. Conditions.  This Second Amendment and the effectiveness of the
           ----------
amendments set forth in Section 2 hereof shall be effective as of December 6, 2001 (the "Effective Date") upon the satisfaction in full in the judgment of the
           --------------
Agent and the Required Lenders of each of the following conditions precedent set forth in this Section 4:

     4.01 Execution of the Second Amendment.
          ---------------------------------

          (a) The Company, the Agent and the Required Lenders shall have executed an original counterpart of this Second Amendment and shall have delivered (including by way of facsimile transmission) the same to the Agent.

          (b) The Agent shall have received a duly executed original or facsimile counterpart of the Guarantor Acknowledgement and Consent in the form of Exhibit A attached hereto (the "Consent").
             ---------                       -------

     4.02 Fees and Expenses. The Company shall have paid to the Agent all unpaid
          -----------------
costs and expenses (including reasonable fees and expenses of counsel for the Agent) incurred by the Agent in connection with the Credit Agreement and any other Loan Document.

Section 5. General Confirmations and Amendments.
           ------------------------------------

     5.01 Continuing Effect.  Except as specifically provided herein, the Credit
          -----------------
Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms and are hereby ratified and confirmed in all respects.

     5.02 No Waiver.  This Second Amendment is limited as specified and the
          ---------
execution, delivery and effectiveness of this Second Amendment shall not operate as a modification, acceptance or waiver of any provision of the Credit Agreement or any other Loan Document, except as specifically set forth herein.

     5.03 References.
          ----------

          (a) From and after the Effective Date, (i) the Credit Agreement, the other Loan Documents and all agreements, instruments and documents executed and delivered in connection with any of the foregoing shall each be deemed amended hereby to the extent necessary, if any, to give effect to the provisions of this Second Amendment and (ii) all of the terms and provisions of this Second Amendment are hereby incorporated by reference into the Credit Agreement as if such terms and provisions were set forth in full therein.

          (b) From and after the Effective Date, (i) all references in the Credit Agreement to "this Agreement", "hereto", "hereof", "hereunder" or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended hereby and (ii) all references in the Credit Agreement, the other Loan Documents or any other agreement, instrument or document executed and delivered in connection therewith to "Credit Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended hereby.

Section 6. Miscellaneous.
           -------------

     6.01 Governing Law. THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND
          -------------
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     6.02 Severability. The provisions of this Second Amendment are severable,
          ------------
and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Second Amendment in any jurisdiction.

     6.03 Counterparts.  This Second Amendment may be executed in any number of
          ------------
counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

     6.04 Headings. Section headings in this Second Amendment are included
          --------
herein for convenience of reference only and shall not constitute a part of this Second Amendment for any other purpose.

     6.05 Binding Effect; Assignment. This Second Amendment shall be binding
          --------------------------
upon and inure to the benefit of the Company, the Agent and the Lenders and their respective successors and assigns; provided, however, that the rights and
                                         --------  -------
obligations of the Company under this Second Amendment shall not be assigned or delegated without the prior written consent of the Agent and the Lenders.

     6.06 Expenses.  The Company agrees to pay the Agent upon demand for all
          --------
reasonable expenses, including reasonable fees of attorneys and paralegals for the Agent (who may be employees of the Agent), incurred by the Agent in connection with the preparation, negotiation and execution of this Second Amendment and any other document required to be furnished herewith.

                           [Signature pages follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                              GEORGIA-PACIFIC CORPORATION


                              By: /s/ Phillip M. Johnson
                                 --------------------------------
                              Name:  Phillip M. Johnson
                                   ------------------------------
                              Title: Vice President and Treasurer
                                    -----------------------------


                              BANK OF AMERICA, N.A.,
                              as Agent and as a Lender


                              By: /s/ Michael Balok
                                 --------------------------------
                              Name:  Michael Balok
                                   ------------------------------
                              Title: Managing Director
                                    -----------------------------


                              Merrill Lynch Capital Corp.,
                              as Co-Syndication Agent and as a Lender


                              By: /s/ John F. Young
                                 --------------------------------
                              Name:  John F. Young
                                   ------------------------------
                              Title: Vice President
                                    -----------------------------


                              MORGAN STANLEY SENIOR FUNDING, INC.,
                              as Co-Syndication Agent and as a Lender


                              By: /s/ Todd Vannucci
                                 --------------------------------
                              Name:  Todd Vannucci
                                   ------------------------------
                              Title: Executive Director
                                    -----------------------------


                              THE BANK OF NEW YORK, as a Lender


                              By: /s/ David C. Siegel
                                 --------------------------------
                              Name:  David C. Siegel
                                   ------------------------------
                              Title: Vice President
                                    -----------------------------

                              THE BANK OF TOKYO-MITSUBISHI, LTD., as a Lender


                              By: /s/ Mark R. Marron
                                 ----------------------------
                              Name: Mark R. Marron
                                   --------------------------
                              Title: Authorized Signatory
                                    -------------------------


                              BANK ONE, N.A., as a Lender


                              By: /s/ Steven P. Sullivan
                                 ----------------------------
                              Name: Steven P. Sullivan
                                   --------------------------
                              Title: Associate
                                    -------------------------



                              BNP PARIBAS, as a Lender


                              By: /s/ Aurora Abella
                                 ----------------------------
                              Name: Aurora Abella
                                   --------------------------
                              Title: Vice President
                                    -------------------------


                              By: /s/ Craig Pierce
                                 ----------------------------
                              Name: Craig Pierce
                                   --------------------------
                              Title: Associate
                                    -------------------------

                              JPMorgan Chase Bank, formerly known as
                              THE CHASE MANHATTAN BANK, as a Lender


                              By: /s/ Peter S. Predun
                                 ----------------------------
                              Name: Peter S. Predun
                                   --------------------------
                              Title: Vice President
                                    -------------------------


                              CIBC INC., as a Lender


                              By: /s/ Nora U. Caths
                                 ----------------------------
                              Name: Nora U. Caths
                                   --------------------------
                              Title: Authorized Signature
                                    -------------------------

                              CITIBANK, N.A., as a Lender


                              By: /s/ David L. Harris
                                 ----------------------------
                              Name:  David L. Harris
                                   --------------------------
                              Title: Vice President
                                    -------------------------


                              COMMERZBANK AG, NEW YORK AND GRAND CAYMAN
                              BRANCHES, as a Lender


                              By: /s/ Subash R. Viswanathan
                                 ----------------------------
                              Name:  Subash R. Viswanathan
                                   --------------------------
                              Title: Senior Vice President
                                    -------------------------

                              By: /s/ Brian J. Campbell
                                 ----------------------------
                              Name:  Brian J. Campbell
                                   --------------------------
                              Title: Senior Vice President
                                    -------------------------


                              THE DAI-ICHI KANGYO BANK, LIMITED, as a Lender


                              By: /s/ Ricky Simmons
                                 ----------------------------
                              Name:  Ricky Simmons
                                   --------------------------
                              Title: Vice President
                                    -------------------------


                              DEUTSCHE BANK AG NEW YORK AND/OR CAYMAN ISLAND BRANCHES, as a Lender


                              By: /s/ Christian Dallwitz
                                 ----------------------------
                              Name:  Christian Dallwitz
                                   --------------------------
                              Title: Vice President
                                    -------------------------

                              By: /s/ Hans-Josef Thiele
                                 ----------------------------
                              Name:  Hans-Josef Thiele
                                   --------------------------
                              Title: Director
                                    -------------------------

                              DG BANK DEUTSCHE GENOSSENSCHAFTSBANK AG, CAYMAN ISLAND BRANCH, as a Lender


                              By: /s/ Bernd Henrik Franke
                                 ----------------------------
                              Name:  Bernd Henrik Franke
                                   --------------------------
                              Title: Vice President
                                    -------------------------

                              By: /s/ James A. Kyprios
                                 ----------------------------
                              Name:  James A. Kyprios
                                   --------------------------
                              Title: Vice President
                                    -------------------------


                              THE INDUSTRIAL BANK OF JAPAN, LIMITED, as a Lender


                              By: /s/ Kotaro Suzuki
                                 ----------------------------
                              Name:  Kotaro Suzuki
                                   --------------------------
                              Title: Vice President
                                    -------------------------


                              KBC BANK, N.V., as a Lender


                              By: /s/ Jean-Pierre Diels
                                 ----------------------------
                              Name:  Jean-Pierre Diels
                                   --------------------------
                              Title: First Vice President
                                    -------------------------

                              By: /s/ Eric Baskin
                                 ----------------------------
                              Name:  Eric Baskin
                                   --------------------------
                              Title: Vice President
                                    -------------------------


                              THE SANWA BANK, LIMITED, acting through its New York Branch, as a Lender


                              By: /s/ P. Bartlett Wu
                                 ----------------------------
                              Name:  P. Bartlett Wu
                                   --------------------------
                              Title: Vice President
                                    -------------------------

                              THE SUMITOMO BANK, LIMITED, as a Lender


                              By: /s/ Edward D. Henderson, Jr.
                                 -------------------------------
                              Name:  Edward D. Henderson, Jr.
                                   -----------------------------
                              Title: Senior Vice President
                                    ----------------------------


                              SUNTRUST BANK, as a Lender


                              By: /s/ J. Scott Deviney
                                 -------------------------------
                              Name:  J. Scott Deviney
                                   -----------------------------
                              Title: Vice President
                                    ----------------------------


                              TORONTO-DOMINION (TEXAS), INC., as a Lender


                              By: /s/ Carol Brandt
                                 -------------------------------
                              Name:  Carol Brandt
                                   -----------------------------
                              Title: Vice President
                                    ----------------------------


                              UBS AG STAMFORD BRANCH, as a Lender


                              By: /s/ Wilfred V. Saint
                                 -------------------------------
                              Name:  Wilfred V. Saint
                                   -----------------------------
                              Title: Associate Director, Banking
                                     Products Services, US
                                    ----------------------------


                              By: /s/ Patricia O'Kinci
                                 -------------------------------
                              Name:  Patricia O'Kinci
                                   -----------------------------
                              Title: Director
                                    ----------------------------

                              WACHOVIA BANK, N.A., as a Lender


                              By: /s/ Anne L. Sayles
                                 -------------------------------
                              Name:   Anne L. Sayles
                                   -----------------------------
                              Title: Senior Vice President
                                    ----------------------------

                                                                       EXHIBIT A
                                                             To Second Amendment
                                                             -------------------

                            GUARANTOR ACKNOWLEDGMENT

                                  AND CONSENT

     The undersigned, each a guarantor or third party pledgor with respect to the Company's obligations to the Agent and the Lenders under the Credit Agreement, each hereby (i) acknowledge and consent to the execution, delivery and performance by Company of the foregoing Second Amendment to Credit Agreement, dated as of December 5, 2001 (the "Second Amendment"), by and among
                                              ----------------
Georgia-Pacific Corporation, the Lenders party thereto, and Bank of America, N.A., as administrative agent for itself and the Lenders (in its capacity as administrative agent, the "Agent"), and (ii) reaffirm and agree that the
                           -----
respective guaranty, third party pledge or security agreement to which the undersigned is party and all other documents and agreements executed and delivered by the undersigned to the Agent and the Lenders in connection with the Credit Agreement are in full force and effect, without defense, offset or counterclaim. Capitalized terms used herein have the meanings specified in the Second Amendment.

     IN WITNESS WHEREOF, each of the undersigned has caused this Guarantor Acknowledgement and Consent to be executed by their respective officers thereunto duly authorized as of December 5, 2001.

                              UNISOURCE WORLDWIDE, INC.

                              By: /s/ Phillip M. Johnson
                                  -------------------------------
                              Name: Phillip M. Johnson
                                   ------------------------------
                              Title: Vice President and Treasurer
                                    -----------------------------

                              Address:   c/o Georgia-Pacific Corporation
                                         133 Peachtree Street, N.E.
                                         Atlanta, Georgia 30348-5605
                              Attn:      Treasurer's Department
                              Facsimile: 404-230-5598


                              GREAT NORTHERN NEKOOSA CORPORATION

                              By: /s/ Phillip M. Johnson
                                  -------------------------------
                              Name: Phillip M. Johnson
                                   ------------------------------
                              Title: Vice President and Treasurer
                                    -----------------------------

                              Address:   c/o Georgia-Pacific Corporation
                                         133 Peachtree Street, N.E.
                                         Atlanta, Georgia 30348-5605
                              Attn:      Treasurer's Department
                              Facsimile: 404-230-5598

                              BRUNSWICK PULP & PAPER COMPANY


                              By:  /s/ Phillip M. Johnson
                                  --------------------------------
                              Name:  Phillip M. Johnson
                                    ------------------------------
                              Title: Vice President and Treasurer
                                    ------------------------------

                              Address:   c/o Georgia-Pacific Corporation
                                         133 Peachtree Street, N.E.
                                         Atlanta, Georgia 30348-5605
                              Attn:      Treasurer's Department
                              Facsimile: 404-230-5598



                              GEORGIA-PACIFIC WEST, INC.


                              By:  /s/ Phillip M. Johnson
                                  --------------------------------
                              Name:  Phillip M. Johnson
                                    ------------------------------
                              Title: Vice President and Treasurer
                                    ------------------------------

                              Address:   c/o Georgia-Pacific Corporation
                                         133 Peachtree Street, N.E.
                                         Atlanta, Georgia 30348-5605
                              Attn:      Treasurer's Department
                              Facsimile: 404-230-5598

                              G-P GYPSUM CORPORATION


                              By:  /s/ Phillip M. Johnson
                                  --------------------------------
                              Name:  Phillip M. Johnson
                                    ------------------------------
                              Title: Vice President and Treasurer
                                    ------------------------------

                              Address:   c/o Georgia-Pacific Corporation
                                         133 Peachtree Street, N.E.
                                         Atlanta, Georgia 30348-5605
                              Attn:      Treasurer's Department
                              Facsimile: 404-230-5598


                              LEAF RIVER FOREST PRODUCTS, INC.


                              By:  /s/ Phillip M. Johnson
                                  --------------------------------
                              Name:  Phillip M. Johnson
                                    ------------------------------
                              Title: Vice President and Treasurer
                                    ------------------------------

                              Address:   c/o Georgia-Pacific Corporation
                                         133 Peachtree Street, N.E.
                                         Atlanta, Georgia 30348-5605
                              Attn:      Treasurer's Department
                              Facsimile: 404-230-5598


                              NEKOOSA PACKAGING CORPORATION


                              By:  /s/ Phillip M. Johnson
                                  --------------------------------
                              Name:  Phillip M. Johnson
                                    ------------------------------
                              Title: Vice President and Treasurer
                                    ------------------------------

                              Address:   c/o Georgia-Pacific Corporation
                                         133 Peachtree Street, N.E.
                                         Atlanta, Georgia 30348-5605
                              Attn:      Treasurer's Department
                              Facsimile: 404-230-5598

                              NEKOOSA PAPERS INC.


                              By: /s/ Phillip M. Johnson
                                  -------------------------------
                              Name:  Phillip M. Johnson
                                   ------------------------------
                              Title: Vice President and Treasurer
                                    -----------------------------

                              Address:   c/o Georgia-Pacific Corporation
                                         133 Peachtree Street, N.E.
                                         Atlanta, Georgia 30348-5605
                              Attn:      Treasurer's Department
                              Facsimile: 404-230-5598


                              FORT JAMES CORPORATION


                              By: /s/ Phillip M. Johnson
                                  -------------------------------
                              Name:  Phillip M. Johnson
                                   ------------------------------
                              Title: Vice President and Treasurer
                                    -----------------------------

                              Address:   c/o Georgia-Pacific Corporation
                                         133 Peachtree Street, N.E.
                                         Atlanta, Georgia 30348-5605
                              Attn:      Treasurer's Department
                              Facsimile: 404-230-5598

                                                                       EXHIBIT B
                                                             to Second Amendment
                                                             -------------------


     "Applicable Premium" means, with respect to all Loans (other than Bid
      ------------------
Loans), (A) for the period from the Covenant Effective Date through the date which is three Business Days after the delivery of the financial reports and certificate delivered to the Agent pursuant to Section 7.09(a) and 7.09(c),
                                               ---------------     -------
respectively, for the fiscal quarter of the Company ending December 29, 2001, 0.50%, and (B) thereafter, the percentage specified below opposite the Leverage Ratio (which rate shall be calculated as of the last day of the then most recently ended fiscal quarter of the Company) calculated for the periods described below:

--------------------------------------------------------------------------------
Leverage Ratio at End of each Fiscal Quarter            Applicable Premium
--------------------------------------------------------------------------------
Greater than or equal to 65.00%                                0.50%
--------------------------------------------------------------------------------
Less than 65.00%                                               0.00%
--------------------------------------------------------------------------------

     The Applicable Premium shall be adjusted automatically as to all Loans (other than Bid Loans) then outstanding (without regard to the timing of Interest Periods) three Business Days after the delivery to the Agent of the financial reports and certificate delivered pursuant to Section 7.09(a) and
                                                        ---------------
Section 7.09(c), respectively, for the fiscal quarter of the Company ending
---------------
December 29, 2001, and three Business Days after delivery to the Agent of such financial reports and certificate for each fiscal quarter of the Company thereafter. If the Company fails to deliver such financial reports and certificate to the Agent for any such fiscal quarter by the date required hereunder, then the Applicable Premium for all Loans (other than Bid Loans) beginning three Business Days after such date shall, until three Business Days after delivery of such financial reports and certificate, be the next highest Applicable Premium as set forth in the chart above immediately above the previously effective Applicable Premium; thus, for example, if the Applicable Premium had previously been 0.00%, a failure to deliver such financial reports and certificate on a timely basis would cause the Applicable Premium to be 0.50% until three Business Days after such delivery.

                                                                       EXHIBIT C
                                                             to Second Amendment
                                                             -------------------

                                                                 Exhibit 7.09(c)
                                          to 18-Month Revolving Credit Agreement

                        FORM OF COMPLIANCE CERTIFICATE/1/


                                   [  Date  ]

Bank of America, N.A., as Agent
Paper & Forest Products #9973
555 California Street -- 12th Floor
San Francisco, CA  94104
Attention:  Michael J. Balok, Managing Director

          Re:  Georgia-Pacific Corporation Credit Agreement
               (18-Month Revolving Credit Facility)
               dated as of November 3, 2000
               --------------------------------------------

Ladies and Gentlemen:

     This Compliance Certificate is delivered to you pursuant to Section 7.09(c)
                                                                 ---------------
of the Credit Agreement (18-Month Revolving Credit Facility), dated as of November 3, 2000 (together with all amendments, if any, from time to time made thereto, the "Credit Agreement"), among GEORGIA-PACIFIC CORPORATION, a Georgia
              ----------------
corporation (the "Company"), the Lenders party thereto, BANK OF AMERICA, N.A.,
                  -------
as administrative agent (the "Agent"), and the Co-Syndication Agents.  Unless
                              -----
otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

     The Company hereby certifies and warrants as of the date hereof that:

     1. [Use the following paragraph if this Certificate is delivered in connection with the financial statements required by Section 7.09(a) of
                                                              ---------------
         the Credit Agreement.]

         Attached as Schedule 1A hereto are (i) a true and correct copy of
                     -----------
         the consolidated balance sheet of the Company and its consolidated Subsidiaries as of the end of the fiscal quarter of the Company ended _____________________________, ____ and (ii) the

--------------
/1/ By necessity, the computations described in the Attachments to this Compliance Certificate are less detailed than those contained in the Credit Agreement. In the event of any conflict between the two, the terms of the Credit Agreement shall in all instances prevail.

         related consolidated statements of income and cash flows of the Company and its consolidated Subsidiaries for such quarter and for the period commencing at the end of the previous fiscal year and ending with the end of such quarter.
                                       or

     2. [Use the following paragraph if this Certificate is delivered in connection with the financial statements required by Section 7.09(b) of
                                                              ---------------
         the Credit Agreement.]

         Attached as Schedule 1B hereto are (a) a true and correct copy of
                     -----------
         the audited consolidated balance sheet of the Company as at the end of the fiscal year of the Company ended _________________, ___ and (b) the related consolidated statements of income, changes in shareholders' equity and cash flows commencing at the end of the previous fiscal year and ending with the end of such year.

     3. The attached financial statements are complete and correct, and have been prepared in accordance with GAAP on a basis consistent with prior periods (except as approved by such accountants or officer, as the case may be, and disclosed therein).

     4. The attached financial statements fairly present the consolidated financial position and results of operations of the Company and its Subsidiaries on a consolidated basis.

     5. The financial covenant analyses, information and computation as set forth on Attachments A, B, C and D attached hereto are true and
                  -------------------------
         accurate on and as of the date of this Certificate.

     6. Based on the financial statements for the fiscal quarter ending __________, ____ the Applicable Premium is __________%.

     7. As of ____________, ____,/2/ the Leverage Ratio for the Company and its Subsidiaries on a consolidated basis was ____%, as computed on Attachment A hereto.
         ------------

     8. As of ___________, ____,/3/ the Adjusted Net Worth for the Company and its Subsidiaries on a consolidated basis was $________, as computed on Attachment B hereto.
         ------------

     9. As of _____________, ____,/4/ the Interest Coverage Ratio for the Company and its Subsidiaries on a consolidated basis was ______ to 1.00, as computed on Attachment C hereto.

--------------
/2/ The last day of the most recently ended fiscal quarter of the Company. /3/ The last day of the most recently ended fiscal quarter of the Company. /4/ The last day of the most recently ended fiscal quarter of the Company.

     10. As of ___________, ____,/5/ the aggregate principal amount of all Total Debt of the Company and its Subsidiaries on a consolidated basis outstanding as of such date was $_____________, as computed on Attachment D hereto.
          ------------

     11. As of ___________, ___,/6/ the total Net Proceeds received by the Company and its Subsidiaries on a consolidated basis at any time after the Covenant Effective Date to and including such date from any Asset Sales by the Company or any of its Subsidiaries was $____________, as computed on Attachment D hereto.
                      ------------

     12. As of each of the dates specified in paragraphs 7, 8, 9, 10 and 11 above and as of the date hereof, no Default or Event of Default has occurred and is continuing.

     13. As of the date hereof, there are no pending or, to the knowledge of the Company, threatened, actions or proceedings affecting the Company, any Principal Subsidiary or any Restricted Subsidiary before any court or other Governmental Authority or any arbitrator that are reasonably likely to have a Material Adverse Effect.

     14. The undersigned Responsible Officer of the Company executing this Certificate on behalf of the Company is, and at all pertinent times mentioned herein has been, the Chief Financial Officer of the Company and in such capacity has been responsible for the management of the financial affairs of the Company and the preparation of financial statements of the Company and its Subsidiaries on a consolidated basis.

     IN WITNESS WHEREOF, the Company has caused this Certificate to be executed and delivered, and the certification and warranties contained herein to be made, this _____ day of ___________, ____.

                                 GEORGIA-PACIFIC CORPORATION


                                 By:
                                     -----------------------------
                                 Name:
                                       ---------------------------
                                 Title:
                                        --------------------------
--------------
/5/ The last day of the most recently ended fiscal quarter of the Company. /6/ The last day of the most recently ended fiscal quarter of the Company.

                                                                     SCHEDULE 1A
                                    to 18-Month Revolving Compliance Certificate


                                  [FINANCIALS]

                                                                     SCHEDULE 1B
                                    to 18-Month Revolving Compliance Certificate


                                  [FINANCIALS]

                                                                    ATTACHMENT A
                                    to 18-Month Revolving Compliance Certificate


                                 LEVERAGE RATIO
                            As of __________, _____/7/
                            (the "Computation Date")
                                  ----------------
                                 (Section 8.08)
     All of the foregoing computed for the Company and its Subsidiaries on a consolidated basis


A.   TOTAL DEBT
     ----------
     1.  all indebtedness payable within one year from the date of the
         creation thereof which is outstanding as of the Computation Date             $____________

     2.  all indebtedness payable more than one year from the date of the
         creation thereof which is outstanding as of the Computation Date             $____________

     3.  with respect to all indebtedness payable more than one year from the date of creation thereof, that portion of such
         indebtedness which is currently payable as of the Computation Date           $____________

     4.  Sum of A.1, plus A.2, plus A.3                                               $____________
                     ----      ----

     5.  all indebtedness of the Company and its Subsidiaries arising
         under bank overdrafts                                                        $____________

     6.  [if applicable: all indebtedness or obligations of the Company
         under the Premium Equity Participating Security Units]                       $____________

     7.  Sum of A.5 plus A.6                                                          $____________
                    ----
     8.  A.4 minus A.7                                                                $____________
             -----
B.   ADJUSTED NET WORTH
     ------------------
     1.  Net Worth:
         ---------
         (a)  Total Assets as of the Computation Date                                 $____________
         (b)  Total Liabilities as of the Computation Date                            $____________
         (c)  Excess of B.1(a) over B.1(b)                                            $____________

     2.  Goodwill Amount:
         ---------------
         (a)  Aggregate write-offs of goodwill attributable to assets of
              the Company and its Subsidiaries                                        $____________

--------------
/7/ The last day of the most recently ended fiscal quarter of the Company.

         (b)  Aggregate amount of that portion of the loss of the value of the assets sold or disposed of in connection with Assets
              Sales by the Company and its Subsidiaries                               $____________
         (c)  Sum of B.2(a) plus B.2(b)                                               $____________
                            ----
         (d)  Lesser of B.2(c) or $1,000,000,000                                      $____________

     3.  Adjusted Net Worth:
         ------------------
         (a)  Sum of B.1(c) plus B.2(d)                                               $____________
                            ----

C.   LEVERAGE RATIO
     --------------
     1.  Sum of B.3(a) plus A.8                                                       $____________
                       ----
     2.  Leverage Ratio: expressed as a percentage, A.8 divided by C.1                ____________%

     3.  Required Leverage Ratio (see Section 8.08)                                   ____________%

                                                                    ATTACHMENT B
                                    to 18-Month Revolving Compliance Certificate

                               MINIMUM NET WORTH
                            As of __________, _____/8/
                            (the "Computation Date")
                                  ----------------
                                 (Section 8.09)
     All of the foregoing computed for the Company and its Subsidiaries on a consolidated basis

A.   ADJUSTED NET WORTH
     ------------------
     1.  Adjusted Net Worth as shown in B.3(a) of Attachment A as computed
         in accordance with Attachment A                                              $____________

B.   REQUIRED NET WORTH
     ------------------
     1.  Net Worth measured as at the Closing Date/9/                                 $____________

     2.  80% of B.1                                                                   $____________

     3.  Quarterly net income (with no deduction for net losses) for:
         (i) fiscal quarter ending after Closing Date                                 $____________
         (ii) fiscal quarter ending ______________                                    $____________
         (iii) fiscal quarter ending ______________                                   $____________
         (iv) fiscal quarter ending ______________                                    $____________
     [Add additional fiscal quarters for each fiscal quarter completed]

     4.  Sum of all amounts in B.3                                                    $____________

     5.  50% of B.4                                                                   $____________

     6.  Net proceeds to Company of new capital stock or other equity interests issued by Company or any Restricted Subsidiary after
         the Closing Date                                                             $____________

     7.  Timber Adjustment Amount                                                     $329,000,000

C.   MINIMUM NET WORTH
     -----------------
     1.  Sum of B.2, plus B.5 plus B.6                                                $____________
                     ----     ----
     2.  C.1 less B.7                                                                 $____________
             ----
     3.  Required:  A.1 not to be less than C.2

--------------
/8/ The last day of the most recently ended fiscal quarter of the Company.
/9/ Provide an Attachment A similar to Attachment A to the Compliance
    Certificate but covering only the items in paragraph B therein and computed as of the Closing Date.

                                                                    ATTACHMENT C
                                    to 18-Month Revolving Compliance Certificate

                            INTEREST COVERAGE RATIO
                            As of __________, _____/10/
                            (the "Computation Date")
                                  ----------------
                                 (Section 8.11)
     All of the foregoing computed for the Company and its Subsidiaries on a consolidated basis

A.   EBITDA/11/
     ------
     1.  net income or (or net loss) for the Measurement Period ending on
         the Computation Date                                                         $____________

     2.  all amounts treated as expenses for depreciation, interest and the non-cash amortization of intangibles of any kind to the extent included in the determination of such net income
         (or loss)                                                                    $____________

     3.  cost of timber sold by North American Timber Corp. (as long as consolidated with the Company and to the extent it
         represents depletion) to the extent included in the
         determination of such net income (or loss)                                   $____________

     4.  all accrued taxes on or measured by income to the extent
         included in the determination of such net income (or loss)                   $____________

     5.  Sum of A.1, plus A.2, plus A.3 plus A.4                                      $____________
                     ----      ----     ----

B.   INTEREST CHARGES
     ----------------
     1.  Interest Charges                                                             $____________

C.   INTEREST COVERAGE RATIO
     -----------------------
     1.  A.5 divided by B.1                                                           _____ to 1.00

     2.  Required Interest Coverage Ratio (see Section 8.11)                          _____ to 1.00


--------------
/10/ The last day of the most recently ended fiscal quarter of the Company. /11/ net income (or loss) shall be computed without giving effect to extraordinary cash gains or non-recurring, non-cash items. For purposes of information only, the aggregate amount of such extraordinary cash gains or non-recurring, non-cash items for the Measurement Period ending on such Computation Date is $______.

                                                                    ATTACHMENT D
                                    to 18-Month Revolving Compliance Certificate

                             TOTAL DEBT LIMITATION
                            As of __________, _____/12/
                            (the "Computation Date")
                                  ----------------
                                 (Section 8.12)
     All of the foregoing computed for the Company and its Subsidiaries on a consolidated basis


A.   TOTAL DEBT
     ----------
     1.  with respect to all indebtedness payable within one year from the date of the creation thereof which is outstanding as of the
         Computation Date, the aggregate principal amount thereof                     $____________

     2.  with respect to all indebtedness payable more than one year from the date of the creation thereof which is outstanding as of the
         Computation Date, the aggregate principal amount thereof                     $____________

     3.  with respect to all indebtedness payable more than one year from the date of creation thereof, the aggregate principal amount of such
         indebtedness that is currently payable as of the Computation Date            $____________

     4.  Sum of A.1, plus A.2, plus A.3                                               $____________
                     ----      ----

     5.  all indebtedness of the Company and its Subsidiaries arising
         under bank overdrafts                                                        $____________

     6.  [if applicable: all indebtedness or obligations of the Company
         under the Premium Equity Participating Security Units]                       $____________

     7.  Sum of A.5 plus A.6                                                          $____________
                    ----

     8.  A.4 minus A.7                                                                $____________
             -----

B.   NET PROCEEDS
     ------------
     1.  All Net Proceeds received by Company and its Subsidiaries on a consolidated basis at any time after the Covenant Effective Date
         from any Assets Sales by Company or any of its Subsidiaries                  $____________

C.   TOTAL DEBT LIMITATION
     ---------------------
     1.  $13,065,000,000 less B.1                                                     $____________
                         ----

     2.  Which is greater:  A.8 or C.1
         (Required:  A.8 not to exceed C.1)                                           $____________

--------------
/12/ The last day of the most recently ended fiscal quarter of the Company.

                                      D-1